Exhibit 24.1

POWER OF ATTORNEY

Each of the undersigned Directors of PG&E Corporation, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, JUSTYNA LLOYD, ROBIN J. REILLY, BRIAN M. WONG, JOSEPH C. YU and HANK T. WEINTRAUB, and each of them, as his or her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his or her capacity as a Director of the Corporation:

(A)	a registration statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the resale of common stock of the Corporation; and

(B)	any and all amendments, supplements and other filings or documents related to such Registration Statement.

Each of the undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, we have signed these presents this 27th day of July 2020.

/s/ William L. Smith	/s/ Rajat Bahri
William L. Smith	Rajat Bahri

/s/ Cheryl F. Campbell	/s/ Kerry W. Cooper
Cheryl F. Campbell	Kerry W. Cooper

/s/ Jessica L. Denecour	/s/ Mark E. Ferguson III
Jessica L. Denecour	Mark E. Ferguson III

/s/ Robert C. Flexon	/s/ William Craig Fugate
Robert C. Flexon	William Craig Fugate

/s/ Arno L. Harris	/s/ Michael R. Niggli
Arno L. Harris	Michael R. Niggli

/s/ Dean L. Seavers	/s/ John M. Woolard
Dean L. Seavers	John M. Woolard

/s/ Oluwadara J. Treseder	/s/ Benjamin F. Wilson
Oluwadara J. Treseder	Benjamin F. Wilson

POWER OF ATTORNEY

William L. Smith, the undersigned, Interim Chief Executive Officer and Director of PG&E Corporation, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, JUSTYNA LLOYD, ROBIN J. REILLY, BRIAN M. WONG, JOSEPH C. YU and HANK T. WEINTRAUB, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Interim Chief Executive Officer (principal executive officer) of the Corporation:

(A)	a registration statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the resale of common stock of the Corporation; and

(B)	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 27th day of July, 2020.

/s/ William L. Smith
William L. Smith

POWER OF ATTORNEY

Jason P. Wells, the undersigned, Executive Vice President and Chief Financial Officer of PG&E Corporation, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, JUSTYNA LLOYD, ROBIN J. REILLY, BRIAN M. WONG, JOSEPH C. YU and HANK T. WEINTRAUB, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Executive Vice President and Chief Financial Officer (principal financial officer) of the Corporation:

(A)	a registration statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the resale of common stock of the Corporation; and

(B)	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 27th day of July, 2020.

/s/ Jason P. Wells
Jason P. Wells

POWER OF ATTORNEY

David S. Thomason, the undersigned, Vice President and Controller of PG&E Corporation, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, JUSTYNA LLOYD, ROBIN J. REILLY, BRIAN M. WONG, JOSEPH C. YU and HANK T. WEINTRAUB, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution, to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of the Corporation:

(A)	a registration statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the resale of common stock of the Corporation; and

(B)	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 27th day of July, 2020.

/s/ David S. Thomason
David S. Thomason